                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 18, 2004

                             CDMI PRODUCTIONS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    NEW YORK
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-15382                                         13-3341562
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                  1125 North Lindero Canyon Rd., Ste. A-8 #209
                           Westlake Village, CA 91362
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (818) 707-3773
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 4--Matters Related to Accountants and Financial Statements

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 18, 2004, CDMI Productions, Inc. (the "Company") appointed Stonefield
Josephson, Inc. (the "New Accountants") as the independent accounting firm to audit the financial statements of the Company for the year ended October 31,
2004. Concurrent with the appointment of the New Accountants, Ernst & Young LLP resigned as the Company's independent auditors. The Board of Directors approved this decision on October 18, 2004.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended October 31, 2003 and in the subsequent interim periods, there were no disagreements with the Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Ernst &
Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report.

The reports of Ernst & Young LLP on the Company's financial statements for the
Company's two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, or was modified as to audit scope, or accounting principles. The report of Ernst & Young LLP on the two most recent fiscal years did contain a modification for a going concern uncertainty

During the Company's two most recent fiscal years and the subsequent interim period through the date of engagement of the New Accountants, the Company did not consult the New Accountant regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

There were no reportable events as that term is described in Item 304(a)(1)(iv)
(A)-(E) of Regulation S-B.

A letter from Ernst & Young LLP addressed to the Securities and Exchange
Commission in accordance with Item 304(a)(3) of Regulation S-B, stating that they agree with the disclosures made by the Company in this Report on Form 8-K has been filed as an exhibit to this Report on Form 8-K in accordance with Item
304(a)(3) of Regulation S-B.

Section 5--Corporate Governance and Management

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On October 18, 2004, the Company made a management change; Jack Brehm resigned as the Company's CEO, CFO and Director, effective October 18, 2004. On the same date John R. Dempsey, Jr. was appointed temporary CEO and CFO, and a Director.
Mr. Dempsey is a cousin of Marcos DeMattos, a Vice President and Director of the
Company.

John R. Dempsey, Jr. is currently a senior consultant for Arthur Consulting
Group ("ACG") where he performs mergers and acquisition valuation and certain tax related valuation projects. Prior to ACG, between June 1, 1998 and June 1,
2000, Mr. Dempsey worked at Matthew Studio Group, a public company in the motion picture equipment rental industry. Mr. Dempsey has an undergraduate degree in finance from Villanova University, Philadelphia, PA and an MBA from Pepperdine
University in Malibu, CA. Along with two designations in risk management, Mr.
Dempsey is a CFA charter holder and member of the Los Angeles Society of
Financial Analysts.

                                        2

Section 9--Financial Statements and Exhibits

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     16.1  Letter from Ernst & Young addressed to the Securities and Exchange
           Commission in accordance with Item 304(a)(3) of Regulation S-B.*

* Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CDMI PRODUCTIONS, INC.
                             ----------------------
                                  (Registrant)

                                                  By: /s/ John R. Dempsey, Jr.
                                                      --------------------------
                                                  Name:  John R. Dempsey, Jr.
                                                  Title: Chief Executive Officer

Date: October 22, 2004

                                        3